Exhibit 99.1

TICC Capital Corp. JMP Securities Financial Services and Real Estate Conference October 1, 2013

Disclaimer These materials and any presentation of which they form a part are neither an offer to sell, nor a solicitation of an offer to purchase, any securities of TICC Capital Corp . (“TICC” or the “Company”) . These materials and the presentations of which they are a part, and the summaries contained herein, do not purport to be complete and no obligation to update or otherwise revise such information is being assumed . Nothing shall be relied upon as a promise or representation as to the future performance of the Company . Such information is qualified in its entirety by reference to the more detailed discussions contained elsewhere in the Company’s public filings with the Securities and Exchange Commission . There is no guarantee that any of the estimates, targets or projections illustrated in these materials and any presentation of which they form a part will be achieved . Any references herein to any of the Company’s past or present investments or its past or present performance, have been provided for illustrative purposes only . It should not be assumed that these investments were or will be profitable or that any future investments by the Company will be profitable or will equal the performance of these investments . The information contained herein has been derived from financial statements and other documents provided by the portfolio companies and/or the third party manager of such portfolio companies unless otherwise stated . Past performance is not indicative of future results . In addition, there can be no assurance that unrealized investments will be realized at the expected multiples shown as actual realized returns will depend on, among other factors, future operating results of each of the Company’s current portfolio companies, the value of the assets and economic conditions at the time of disposition, any related transaction costs, and the timing and manner of sale, all of which may differ from the assumptions on which the Company’s expected returns are based . In many instances, the Company will not determine the timing or manner of sale of the Company’s portfolio companies . The Company has determined its estimated net asset value in good faith based on information believed by the Company to be reliable as of June 30 , 2013 , but there can be no assurance that such estimated net asset value accurately reflects the fair market value of the Company . 2

Forward - Looking Statements This presentation contains forward - looking statements that involve substantial risks and uncertainties . These forward - looking statements are not historical facts, but rather are based on current expectations, estimates and projections about TICC Capital Corp . (“TICC” or the “Company”), current and prospective portfolio investments, the Company’s industry, beliefs, and assumptions . Words such as “anticipates,” “expects,” “intends,” “plans,” “will,” “may,” “continue,” “believes,” “seeks,” “estimates,” “would,” “could,” “should,” “targets,” “projects,” and variations of these words and similar expressions are intended to identify forward - looking statements . The forward - looking statements contained in this presentation involve risks and uncertainties, including statements as to : – future operating results ; – business prospects, the prospects of portfolio companies and the prospects of Collateralized Loan Obligation investments ; – the impact of investments that the Company expects to make ; – contractual arrangements and relationships with third parties ; – the dependence of future success on the general economy and its impact on the industries in which the Company invests ; – the ability of portfolio companies to achieve their objectives ; – expected financings and investments ; – the adequacy of cash resources and working capital ; and – the timing of cash flows, if any, from the operations of portfolio companies . These statements are not guarantees of future performance and are subject to risks, uncertainties, and other factors, some of which are beyond the Company’s control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward - looking statements, including without limitation : – an economic downturn could impair portfolio companies’ ability to continue to operate, which could lead to the loss of some or all of investments in such portfolio companies ; – a contraction of available credit and/or an inability to access the equity markets could impair lending and investment activities ; – interest rate volatility could adversely affect results, particularly if the Company elects to use leverage as part of its investment strategy ; – currency fluctuations could adversely affect results of investments in foreign companies, particularly to the extent that the Company receives payments denominated in foreign currency rather than U . S . dollars ; and – the risks, uncertainties and other factors identified in “Risk Factors” in the Company’s filings with the SEC . Although the Company believes that the assumptions on which these forward - looking statements are based are reasonable, any of those assumptions could prove to be inaccurate, and as a result, the forward - looking statements based on those assumptions also could be inaccurate . Important assumptions include the Company’s ability to originate new loans and investments, certain margins and levels of profitability and the availability of additional capital . In light of these and other uncertainties, the inclusion of a projection or forward - looking statement in this presentation should not be regarded as a representation that the Company’s plans and objectives will be achieved . You should not place undue reliance on these forward - looking statements, which apply only as of the date of this presentation . The forward - looking statements contained in this presentation are excluded from the safe harbor protection provided by Section 27 A of the Securities Act of 1933 , as amended . This presentation contains statistics and other data that has been obtained from or compiled from information made available by third party service providers . The Company has not independently verified such statistics or data . 3

TICC Snapshot TICC Capital Corp . is an externally managed business development company (“BDC”) that has elected to be treated as a regulated investment company (“RIC”) for federal income tax purposes Ticker ▪ NasdaqGS: TICC Formation ▪ IPO in November 2003 ▪ First publicly - traded externally managed BDC Market Cap ▪ $517 million 1 Investment Portfolio ▪ $906 million composed of 129 portfolio company and Collateralized Loan Obligation (“CLO”) investments 2 Distribution Yield ▪ 11.8% annualized distribution yield (declared Q3 distribution of $0.29 per share) 3 ▪ Declared cumulative distributions of $9.71 per share since IPO 1 Corporate Governance ▪ Majority of Board of Directors is independent 4 1. As of 9/25/13. 2. At fair value as of 6/30/13. 3. Distribution yield is based on annualized FQ3 - 13 quarterly distribution and closing stock price of $9.82 as of 9/25/13. Not a guarantee of future distribution amounts or yield. Distributions are determined at the sole discretion of TICC’s Board of Directors and may fluctuate from quarter to quarter.

TICC Investment Highlights Barbell approach with exposure to syndicated loans and CLOs 5 Attractive Credit Track Record ▪ Annualized loss rate since inception of - 0.3% versus BDC average of - 0.7% 1 ▪ Single loan currently on non - accrual 2 Diversified Portfolio ▪ One of the more diversified BDCs – Average investment by fair value represents 0.8% of the total portfolio 3 – Top 10 investments by fair value represent 18.7% of the total portfolio 3 Deep CLO Experience ▪ Management of TICC manages three CLOs ▪ From June 2009 through August 2013 , management team has made aggregate cash investment of ~$375 million in over 100 CLO investments with aggregate par value of ~$500 million ▪ From TICC’s initial CLO investment in December 2009 through 6/30/13, TICC has invested ~$291 million, has received cash flows (including sales) of ~$151 million and has current investments of ~$241 million at fair value Attractive Long - Term Financing ▪ Two on - balance sheet CLOs with maturities in 2021 and 2023 provide lower - cost financing against syndicated loan portfolio ▪ Unsecured convertible notes due November 2017 Positioned for Rising Rates ▪ 88 out of 93 debt investments are floating rate 2,4 1. Source : “BDC’s Attractive Dividend Yields – Interest Rate Fears Pressuring The Group, But Fundamentals Should Be Fine,” KBW, August 2013 2. As of 6 / 30 / 13 . 3. At fair value as of 6 / 30 / 13 . 4. Debt investment portfolio represents 78 % of the total investment portfolio as of 6 / 30 / 13 on a fair value basis . 5. Distribution yield is based on annualized FQ 3 - 13 quarterly distribution and the closing stock price of $ 9 . 82 as of 9 / 25 / 13 . Not a guarantee of future distribution amounts or yield . Distributions are determined at the sole discretion of TICC’s Board of Directors and may fluctuate from quarter to quarter . 6. Source : Bloomberg . Total return on security or index with dividends ; assumes dividends are reinvested at the closing price of the security on the ex - date of the dividend . Calculated from 6 / 30 / 08 – 6 / 28 / 13 . 11.8% distribution yield 5 218% total return over last five years 6

Experienced Management & Advisory Team

Name / Position	Years of Experience	Prior Positions
Charles Royce[1] *Chairman and Director*	48	▪ **Royce & Associates, LLC** – *President, Chief Investment Officer and Member of the Board of Managers*
Jonathan H. Cohen[1] *CEO and Director*[1]	25	▪ **Wit SoundView** – *Director of Research* ▪ **Merrill Lynch & Co.** – *Managed Securities Research Groups* ▪ **Salomon Smith Barney** – *Managed Technology Research Groups* ▪ **UBS Securities** – *Managed Technology Research Groups*
Saul B. Rosenthal[1] *President and COO*	19	▪ **Privet Financial Securities, LLC** – *President* ▪ **SoundView Technology Group** – *Co-Founder, Private Equity Group* ▪ **Wit Capital** – *Co-Founder and Vice President, Private Equity Group* ▪ **Shearman & Sterling LLP** – *Attorney*
Patrick F. Conroy[1] *CFO and CCO*	33	▪ **Nymex Holdings, Inc.** – *Chief Financial Officer* ▪ **American Stock Exchange** – *Senior Vice President of Finance* ▪ **KPMG** – *Senior Manager*
Darryl M. Monasebian *Executive Vice President and Head of Portfolio Management*	26	▪ **BNP Paribas** – *Director, Merchant Banking* ▪ **Swiss Bank Corporation** – *Director* ▪ **Citibank** – *Senior Account Officer*
Hari Srinivasan *Managing Director and Portfolio Manager*	15	▪ **Lucent Technologies** – *Credit Manager* ▪ **Lehman Brothers** – *Analyst, Fixed Income*
Kevin Yonon *Senior Vice President*	10	▪ **Deutsche Bank** – *Associate* ▪ **Blackstone Group** – *Analyst, Mezzanine Partners* ▪ **Merrill Lynch & Co.** – *Analyst, Mergers & Acquisitions*
Debdeep Maji *Senior Vice President*	6	▪ **TICC / Oxford Lane**
Dan Kashdin *Head of Business Development and Investor Relations*	11	▪ **Barclays** – *Director, Asset Management Banking Group* ▪ **Lehman Brothers** – *Vice President, Global Finance Solutions Group* ▪ **PricewaterhouseCoopers** – *Manager, Transaction Services Group*

1. Member of executive management and/or Board of Directors of TICC Capital Corp. Remaining individuals are employed by TICC Management, LLC, the advisor to TICC Capital Corp.

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TI CC

TICC is Part of a Larger Asset Management Platform

Total Platform – ~$1.5 billion AUM

- Portfolio management team at TICC manages two publicly traded investment companies and three CLOs
- Manages portfolios of syndicated corporate loans, CLO debt and equity tranches and self-originated bilateral corporate loans

TICC Capital Corp.

- NasdaqGS: TICC
- ~$1.0 billion of total assets including two consolidated CLOs
- Distribution yield of 11.8%[1]
- Trading at 1.01x book value[2]
- Portfolio composition: 71% senior secured loans, 22% CLO equity, 5% CLO debt, 2% other[5]

TICC CLO

- $225 million
- Matures 2021

TICC CLO 2012-1

- $320 million
- Matures 2023

Oxford Lane Capital Corp.

- NasdaqGS: OXLC
- ~$160 million of total assets
- Distribution yield of 14.4%[3]
- Trading at 0.97x book value[4]
- Portfolio composition: 70% CLO equity / 30% CLO debt[5]

T2 Income Fund CLO I Ltd.

- $309 million
- Matures 2019

1. Distribution yield is based on annualized FQ3-13 quarterly distribution of $0.29 per share and closing stock price of $9.82 as of 9/25/13. Not a guarantee of future distribution amounts or yield. Distributions are determined at the sole discretion of TICC's Board of Directors and may fluctuate from quarter to quarter.
2. Price to Book Value is based on closing stock price of $9.82 as of 9/25/13 and NAV per share of $9.75 as of 6/30/13.
3. Distribution yield is based on annualized FQ2-13 quarterly distribution of $0.55 per share and closing stock price of $15.29 as of 9/25/13. Not a guarantee of future distribution amounts or yield. Distributions are determined at the sole discretion of Oxford Lane's Board of Directors and may fluctuate from quarter to quarter.
4. Price to Book Value is based on closing stock price of $15.29 as of 9/25/13 and NAV per share of $15.71 as of 6/30/13.
5. At fair value as of 6/30/13.

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TICC Timeline

2003 – 2006

- $150 million IPO in November 2003
- Company named Technology Investment Capital Corp.
- Initially focused on directly originated bilateral loans in the technology sector

2006 – 2008

- Expanded investment focus to include syndicated loans
- Changed company name to TICC Capital Corp. as portfolio became more diversified

2008 – 2010

- Made decision to delever the balance sheet heading into the financial crisis
- Zero debt coming out of financial crisis
- Capitalized on distressed syndicated loan / CLO equity and debt opportunities in 2009

2010 – 2013

- Total assets of TICC have grown to over $1 billion
- Barbell approach focusing on syndicated loans and CLOs
- Began shift from pre-crisis vintage CLOs ("CLO 1.0") to newer vintage CLOs ("CLO 2.0")

~$2.0 billion of gross investments since IPO

~$250 million of cumulative distributions since IPO

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Strong Performance Over Last Five Years 9 Five - Year Total Return vs. Market 1 (6/30/08 – 06/28/13) Five - Year Total Return vs. Peers 1 (6/30/08 – 06/28/13) 1 . Source: Bloomberg. Total return on security or index with dividends; assumes dividends are reinvested at the closing price of the security on the ex - date of the dividend. Calculated from 6/30/08 – 6/28/13. 218% 229% 181% 83% 79% 52% 7% TICC ARCC PNNT BKCC FSC PSEC AINV 218% 27% 14% TICC S&P 500 Financials Index S&P 500 Index

$24 $30 $37 $27 $54 1 $0 $10 $20 $30 $40 $50 $60 2010 2011 2012 1H2013 TICC has Grown Significantly Since 2010 10 Total Assets Net Investment Income Distributions per Share 2 $225 $318 $424 $756 $1,025 $0 $150 $300 $450 $600 $750 $900 $1,050 2009 2010 2011 2012 6/30/13 ($ in millions) $0.10 $0.15 $0.20 $0.25 $0.30 Q110 Q210 Q310 Q410 Q111 Q211 Q311 Q411 Q112 Q212 Q312 Q412 Q113 Q213 Q313 1. Net Investment Income annualized for 6 months ended 6/30/13. This is not a projection of 2013 financial performance. 2. Distributions are determined at the sole discretion of TICC’s Board of Directors and may fluctuate from quarter to quarter . ($ in millions)

Proven Ability to Adapt over Time 11 Syndicated Loans ▪ Move actively between primary and secondary markets depending on market opportunity ▪ Opportunistically purchased cash paying distressed loans at meaningful discounts to par CLO Equity and Debt ▪ Starting in 2009 , purchased CLO equity and debt at large discounts to par ▪ Identified misunderstood structural features such as turbo BBs and Apex revolvers Shift from CLO 1.0 to CLO 2.0 ▪ Over the past 18 months shifted CLO investment focus from CLO 1 . 0 to CLO 2 . 0 transactions, which have longer reinvestment periods and potentially superior risk - adjusted returns

Current Investment Approach TICC’s investment approach provides an attractive risk - adjusted return 12 Debt Investments ~8.5% weighted average yield at cost CLO Equity ~32.4% w eighted average yield at cost 1 ~12.4% weighted average yield of income producing securities at cost 1 ~84% of income producing securities 2 ~16% of income producing securities 2 CLO financing 3 against syndicated loans at weighted average coupon of ~L+245 bps 1. Income producing CLOs represent those CLO investments which made a distribution payment to TICC for the quarter ending 6 / 30 / 13 . TICC had ~ $ 131 . 6 million of income producing CLO equity investments, which generated ~ $ 10 . 7 million of distributions for the quarter ending 6 / 30 / 13 . TICC had ~ $ 72 . 9 million of CLO equity investments which were not income producing for the quarter ending 6 / 30 / 13 , but are all projected to be income producing and make their inaugural distribution payment no later than the quarter ending 12 / 31 / 13 . The yield is calculated by taking the quarterly distributions received, annualizing such amount and dividing by the amount of the income producing CLO Equity investments for the quarter ending 6 / 30 / 13 . 2. Total income producing securities consist of ~ $ 690 . 6 million of debt investments and ~ $ 131 . 6 million of CLO equity investments that generated income for the quarter ending 6 / 30 / 13 . 3. Represents TICC’s on balance sheet CLOs – TICC CLO and TICC CLO 2012 - 1 (refer to slide 16 ) .

Diversified Portfolio ▪ $ 906 million portfolio 1 composed of 129 portfolio company and CLO investments ▪ Average investment by fair value represents 0 . 8 % of total portfolio 1 ▪ Top 10 investments by fair value represent 18 . 7 % of total portfolio 1 13 Investment Portfolio by Asset Type 1 Investment Portfolio by Industry 1 First - Lien 51% Second - Lien 20% CLO Debt 5% CLO Equity 22% Other 2% Note: Other includes unsecured note, common and preferred equity and warrants 71% of TICC’s investments are in senior secured loans 1 1. At fair value as of 6/30/13 . 2. Other includes: IT outsourcing, packaging and glass, advertising, clothing, electronics, medical services, pharmaceutical, sh ipp ing and transportation, utilities, IT value - added reseller and digital media. TICC has one of the more diversified portfolios in the BDC Sector 27% 8% 7% 7% 6% 5% 5% 5% 4% 4% 3% 3% 3% 2% 1% 1% 1% 1% 1% 1% 1% 5% Structured finance Software Financial intermediaries Business services Telecom services Printing and publishing Retail Enterprise software IT consulting Web hosting Chemicals and plastics Healthcare Consumer services Education Auto parts manufacturer Travel Insurance Radio and television Logistics Computer hardware Grocery Other: no single industry >1% 2

Quality Portfolio TICC’s portfolio has a weighted - average internal credit grade of 2 . 2 1 14 Grade 2 87% Grade 3 12% Grade 5 1% Full repayment of principal and interest is expected. Closer monitoring is required. Full repayment of principal and interest is expected. A reduction of interest income has occurred or is expected to occur. No loss of principal is expected. A loss of some portion of principal is expected. Company is ahead of expectations and/or outperforming financial covenant requirements and such trend is expected to continue. Grade 1 Grade 2 Grade 3 Grade 4 Grade 5 Portfolio Grading 1. At fair value as of 6/30/13.

Positioned for Rising Rates 95 % of debt investments in TICC’s portfolio are floating rate 1 15 Debt Investment Portfolio 1 TICC Funding Sources 2 1. Debt investment portfolio represents 78% of the total investment portfolio as of 6/30/13 on a fair value basis. 2. As of 6/30/13. Fixed 5% Floating 95% Floating Rate Debt 35% Fixed Rate Debt 12% Common Equity 53%

Capital Structure Overview ▪ Lower - cost leverage with a weighted average interest rate of 3 . 93% 1 ▪ Weighted average maturity of 8 . 25 years 1 16 1. Based on principal amount outstanding and stated interest rates as of 6/30/13 . 2. As of 6/30/13. Track record as a CLO manager enables TICC to be one of only a handful of BDCs with on - balance sheet CLO financing ($ in thousands) Principal Amount 2 Carrying Value 2 Interest Rate Maturity TICC CLO LLC Class A Notes $ 101,250 $ 99,961 L + 2.25% Jul-21 TICC CLO 2012-1 Class A Notes 176,000 173,973 L + 1.75% Aug-23 TICC CLO 2012-1 Class B Notes 20,000 19,444 L + 3.50% Aug-23 TICC CLO 2012-1 Class C Notes 23,000 22,060 L + 4.75% Aug-23 TICC CLO 2012-1 Class D Notes 21,000 19,937 L + 5.75% Aug-23 Sub-total TICC 2012-1 Notes $ 240,000 $ 235,414 L + 2.53% Convertible Debt 115,000 115,000 7.50% Nov-17 Total Debt $ 456,250 $ 450,375 Total Equity $ 513,343 Debt to Equity 0.88x 1

Financial Summary 17 Summary Income Statement Summary Balance Sheet 2012 1H-12 1H-13 Investment Income $ 71.2 $ 35.2 $ 47.2 Operating Expenses 34.0 12.0 20.5 Net Investment Income 37.2 23.2 26.6 Net Increase in Net Assets Resulting from Operations 68.3 26.3 22.3 Per Share Data: NII / Share $ 0.98 $ 0.65 $ 0.54 Core NII / Share 1.12 0.65 0.49 Net Increase in Net Assets Resulting from Operations / Share 1.80 0.74 0.45 Dividends / Share 1.12 0.54 0.58 Q4-12 Q2-13 Investments $ 667.5 $ 905.7 Cash & Cash Equivalents 51.4 28.0 Total Assets 756.0 1,025.2 Total Net Assets 409.6 513.3 Debt Outstanding 2 330.3 450.4 Debt to Equity 0.81x 0.88x Per Share Data: NAV / Share Current $ 9.90 $ 9.75 Stock Price $ 9.82 $ 10.12 $ 9.62 Price / NAV 1.01x 1.02x 0.99x 1. Number may not foot due to rounding. 2. Carrying value as of 12/31/12 and 6/30/13, respectively. 3. Stock Price as of 9/25/13. 4. Stock Price as of 12/28/12. 5. Stock Price as of 6/30/13 . 5 4 3 1

INVESTMENT PHILOSOPHY, SOURCING AND PORTFOLIO MANAGEMENT

Syndicated Loan Investment Philosophy 1 19 Expectation for Attractive Risk - Adjusted Returns Target Portfolio Company Characteristics ▪ Stable, Positive Cash Flows ▪ Experienced Management ▪ Strong Competitive Position in Industry ▪ Potential for Growth ▪ Significant Financial and/or Strategic Sponsor ▪ Liquidation Value of Assets Systematic Due Diligence Secure Transaction Structures ▪ Financial Covenants ▪ Lien on Collateral ▪ Periodic Reporting Requirements ▪ Event of Default Protections ▪ Business reviews & financial analysis ▪ 3 rd party analysis & financial audits 1. The type of financial covenants, collateral, reporting requirements, terms and company characteristics vary among investments, an d c ertain investments may not include all of the transaction structures and company characteristics listed.

Syndicated Loan Sourcing and Investment Process 20 Sourcing  Brokers  Banks  Reverse inquiry  Internal pipeline reviews  Preliminary screening with Investment Committee Initial Screening Diligence Internal Discussion Internal Presentation Investment Committee Vote  Formal presentation to Investment Committee  Review of diligence findings  Assessment of key risks and overall risk profile  Business review  Accounting & financial diligence  Legal diligence  Approval by Investment Committee required for all purchases Transactions Funded After Appropriate Due Diligence and Risk Assessment

CLO Investment Philosophy 21 Investment Overview TICC Competitive Advantages ▪ Make both majority and minority investments in the equity and/or mezzanine debt tranches of third party managed CLOs in both the primary and secondary markets ▪ CLO investments modeled and stressed to simulate a variety of market conditions ▪ Highly focused on structural elements of the CLO and underlying collateral coverage of the CLO tranche that is being considered for investment ▪ Invest in CLOs with portfolios of both broadly syndicated and middle market loans ▪ Successful track record of CLO investing since 2009 – Expansive perspective having been a CLO manager since 2007 ▪ Breadth and experience investing in syndicated loans provides the ability to conduct due diligence on the underlying portfolio ▪ Permanent capital vehicle provides ability to make long - term investments in CLOs with 10 – 12 year maturities ▪ Flexibility to make both majority and minority investments ▪ Actively manage portfolio Portfolio Composition 1 ▪ ~ $ 241 million in CLO investments – ~ $ 196 million in CLO Equity investments – ~ $ 45 million in CLO Debt investments ▪ ~ 27 % of investment portfolio ▪ ~ $ 363 million in CLO investments across the platform, including affiliate Oxford Lane 1. At fair value as of 6/30/13.

CLO Sourcing and Investment Process 22 Deal Sourcing ▪ S trong relationships with CLO collateral managers due to track record and history of investing in the space ▪ Being one of the most active investors in the primary and secondary CLO markets has facilitated deep relationships with all of the major CLO placement desks Illustrative Investment Process Evaluate Collateral Manager Evaluate Structure of the CLO Evaluate Underlying Portfolio Evaluate Potential Returns based on TICC’s Model Negotiate Price with the Placement Agent

Comprehensive Portfolio Management 23 Ongoing Credit Review ▪ Attend company meeting and/or telephonic presentations ▪ Analyze monthly and/or quarterly financials, and other financial information as provided ▪ Evaluate adherence to business plan and covenants ▪ Investment team provides immediate written assessment of each investment’s financial profile based on the above when received ▪ Prepare memos for each portfolio investment at least quarterly and present to senior management and Board of Directors Investment Rating Process ▪ TICC has an internal rating system to rate each debt investment’s financial profile and likelihood of expected repayment ▪ Board of Directors is informed quarterly of all investment rating changes Valuation ▪ Based on financial performance and market conditions, a fair value recommendation is determined for each investment by senior management ▪ Senior management presents its recommendation to the Board of Directors quarterly for the Board to consider when determining fair value for each investment

APPENDIX

BDC Overview and Structural Benefits BDCs typically invest in loans and debt securities of U . S . - based businesses 25 Overview Structural Benefits ▪ Created in 1980 by Congress to enable flow of public capital into small and mid - sized businesses ▪ BDCs are tax advantaged closed - end funds that provide public investors access to the loan market ▪ Many BDC investment portfolios are comprised of senior secured loans that are diversified across industries and geographies ▪ “Qualified assets” 1 must represent at least 70% of total assets ▪ Up to 30% of total assets are permitted to be invested in “non - qualified assets” ▪ Total leverage cannot exceed 1:1 debt - to - equity ratio – No losses have been incurred by lenders to BDCs, including through the recent financial crisis 2 ▪ Asset diversification criteria per tax rules ▪ Must distribute at least 90% of income to shareholders annually ▪ Board of Directors determines the appropriate fair value of each investment every quarter ▪ Greater transparency than banks as schedule of investments must be disclosed ▪ Permanent equity capital provides stability 1. “Qualified assets,” as set forth in Section 55 of the 1940 Act, include, among other assets, securities issued by eligible portfolio companies, including U . S . - based non - public companies and publicly - traded companies with market capitalization of less than $ 250 million . 2. Source : “BDC debt costs are declining … and we believe that is going to continue,” Stifel Nicolaus, September 2012 .

CLO Overview ▪ CLOs are special purpose vehicles which are established to originate and manage portfolios of primary secured loans which meet certain pre - determined criteria ▪ The notes issued by the CLO pay floating rate interest ▪ Loans held at par value unless : – In default – Loans purchased at a meaningful discount to par – Company or loan CCC rated (to the extent the CLO exceeds the CCC bucket covenant) ▪ Interest and capital coverage tested quarterly before interest payments made ▪ If certain tests are breached, interest would be diverted back into the CLO to purchase collateral or pay down debt until such breach is rectified ▪ U . S . CLOs proved extremely resilient through the 2008 – 2009 crisis ▪ Potential for attractive risk adjusted returns 26

CLO Structure – Payment Waterfall The CLO is funded through the issuance of multiple classes of debt and equity . Each class of debt receives a quarterly contractual periodic distribution of interest ; principal is repaid to each based on seniority (waterfall) . The equity tranches receive excess payments of interest and principal (after each debt class receives their contractual interest payments) . 27 Class A Notes Aaa / AAA Class B Notes Aa2 / AA Class C Notes A2 / A Class D Notes Baa / BBB Class E Notes Ba2 / BB Equity Not Rated Diversified Portfolio of Loans B1/B2 Average Quality Contractual Interest payments to each class by seniority Principal Payments by Seniority Excess payments flow to the Equity Tranche The primary tests to allow for the payment of interest to each class are the collateral and interest coverage tests Class F Notes B2 / B

CLO Market / Structural Merits ▪ U . S . CLO market estimated to be over $ 269 billion in over 719 CLO vehicles 1 ▪ Investment in the debt tranches may provide equity - like returns ▪ Equity tranches may provide more predictable returns than provided in the equity market ▪ The underlying loans in the CLO are generally not marked - to - market with respect to determining covenant compliance ▪ Coverage tests, payment triggers and other events that can affect the returns of the equity and the debt are based primarily on the performance of the loans – not market values ▪ Debt / equity can continue to receive distributions regardless of market swings ▪ Floating rate loans offer protection from rising interest rates Since the primary CLO market became active again in 2011 for new issuers, it has provided additional investment opportunities, as these new CLOs are typically structured with stated maturities of approximately eleven to twelve years 28 1. As of September 2013, Source: RBS, Intex.

Corporate Information

Board of Directors
Independent
Steven P. Novak
G. Peter O'Brien
Tonia L. Pankopf
Interested
Charles M. Royce
Jonathan H. Cohen

Corporate Offices
8 Sound Shore Drive
Suite 255
Greenwich, CT 06830

Corporate Website
www.ticc.com

Investor Relations
Dan Kashdin
TICC Capital Corp.
Tel: (203) 661-2916
ir@ticc.com

Fiscal Year End
December 31

Independent Audit Firm
PricewaterhouseCoopers LLP

Corporate Counsel
Sutherland Asbill & Brennan LLP

Transfer Agent
Computershare Trust Company, N.A
Tel: 1-877-498-8861 / www.computershare.com

Securities Listing and Equity Indices
Common Stock:
"TICC" - NasdaqGS
Index Memberships:
Russell 3000, Russell 3000 Value
Russell 2000, Russell 2000 Value

Executive Corporate Officers

Jonathan H. Cohen	Board Member and Chief Executive Officer
Saul B. Rosenthal	President and Chief Operating Officer
Patrick F. Conroy	Chief Financial Officer

Research Coverage

Barclays	Mark DeVries
BB&T Capital Markets	Vernon Plack
JMP Securities	Chris York
KBW	Greg Mason and Troy Ward
Ladenburg Thalmann	Mickey Schleien
Maxim Group	Michael Diana
National Securities	Andrew Kerai
Stephens	John Hecht
Wells Fargo Securities	Jonathan Bock

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